Exhibit 3.15

STATE OF DELAWARE

CERTIFICATE OF FORMATION

OF LIMITED LIABILITY COMPANY

The undersigned authorized person, desiring to form a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.	The name of the limited liability company is Recovery Logistics, LLC
2.

The Registered Office of the limited liability company in the State of Delaware is located at 251 Little Falls Drive (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company.

By:	/s/ Elizabeth Downey
Authorized Person(s)

Name:	Elizabeth Downey
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Recovery Logistics, LLC

2.The Certificate of Formation of the limited company is hereby amended as follows:

The name of the limited liability company is:

QualTek Recovery LLC

3.This change shall be effective January 1, 2020.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 18th day of December, A.D. 2019.

By:	/s/ Christopher S. Hisey
Authorized Person(s)

Name:	Christopher S. Hisey
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: QualTek Recovery LLC

2.The Certificate of Formation of the limited company is hereby amended as follows:

The name of the limited liability company is:

QualTek Recovery Logistics LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 15th day of January, A.D. 2020.

By:	/s/ Christopher S. Hisey
Authorized Person(s)

Name:	Christopher S. Hisey
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: QualTek Recovery Logistics LLC
2.	The Certificate of Formation of the limited company is hereby amended as follows:

The addition of an Article Third

THIRD: The place of business is: 475 Sentry Parkway E, Suite 200, Blue Bell, PA 19422.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 28th day of December, A.D. 2020.

By:	/s/ Christopher S. Hisey
Authorized Person(s)

Name:	Christopher S. Hisey
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